UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2022

YALE TRANSACTION FINDERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52528	76-0736467
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Graubard Miller The Chrysler Building 405 Lexington Avenue New York, New York	10174
(Address of Principal Executive Offices)	(Zip Code)

(212) 818-8800

Registrant’s telephone number, including area code:

YACHT FINDERS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(g) of the Exchange Act:

Title of each Class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	YTFD	Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 7, 2022, Yacht Finders, Inc. (the “Company”) changed its name to Yale Transaction Finders, Inc. The name change was made by the filing of a certificate of amendment to the Company’s certificate of incorporation.

A copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2022

YALE TRANSACTION FINDERS, INC.

By:	/s/ Jonathan J. Ledecky
Name:	Jonathan J. Ledecky
Title:	Chief Executive Officer